                                                                                                                 EXHIBIT 99.1

                                                       VIA WIRELESS, LLC

                                                  CONSOLIDATED BALANCE SHEETS

                                                                                 JUNE 30, 2001           DECEMBER 31, 2000
                                                                              ---------------------    ----------------------
                                                                                  (UNAUDITED)

                                  ASSETS
CURRENT ASSETS:
   Cash ................................................................         $    1,044,027           $    1,831,095
   Accounts receivable, net of allowance for doubtful accounts..........              3,936,871                4,638,638
   Inventory............................................................                467,880                  945,053
   Prepaid expenses and other assets ...................................                680,488                  553,670
                                                                              ---------------------    ----------------------
        Total current assets............................................              6,129,266                7,968,456
PROPERTY AND EQUIPMENT, NET ............................................             61,907,495               59,600,741
CONSTRUCTION IN PROGRESS................................................              5,687,633                2,783,965
DEFERRED FINANCING COSTS, NET...........................................                 92,875                  129,493
INTANGIBLE ASSETS, NET..................................................             13,658,093               14,239,034
OTHER ASSETS............................................................              4,433,903                4,305,379
                                                                              ---------------------    ----------------------
      Total assets......................................................         $   91,909,265           $   89,027,068
                                                                              =====================    ======================

                    LIABILITIES AND MEMBERS' DEFICIT
CURRENT LIABILITIES:
   Accounts payable and accrued expenses................................         $   12,885,647           $   14,127,753
   Due to members (net of debt issue costs).............................             28,746,871               25,380,000
   Customer deposits....................................................                 16,290                2,783,626
   Advance billings.....................................................                892,357                  789,950
   Accrued interest.....................................................              3,318,019                1,918,705
   Current installments of long-term debt...............................              1,220,759                1,216,959
                                                                              ---------------------    ----------------------
        Total current liabilities.......................................             47,079,943               46,216,993
LONG-TERM DEBT..........................................................             90,880,375               78,499,155
                                                                              ---------------------    ----------------------
      Total liabilities.................................................            137,960,318              124,716,148
COMMITMENTS AND CONTINGENCIES...........................................                      -                        -

MEMBERS' DEFICIT:
    Members' deficit....................................................            (46,051,053)             (35,689,080)
                                                                              ---------------------    ----------------------
                 Total members' deficit.................................            (46,051,053)             (35,689,080)
                                                                              ---------------------    ----------------------
      Total liabilities and members' deficit............................         $   91,909,265           $   89,027,068
                                                                              =====================    ======================


                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED
                                                    FINANCIAL STATEMENTS.




                                                   Page 5 of 16

                                                 VIA WIRELESS, LLC

                                       CONSOLIDATED STATEMENTS OF OPERATIONS


                                                            THREE MONTHS ENDED                        SIX MONTHS ENDED
                                                                 JUNE 30,                                 JUNE 30,
                                                        2001                 2000                 2001                 2000
                                                  ------------------   ------------------  -------------------  -------------------
                                                     (UNAUDITED)          (UNAUDITED)         (UNAUDITED)          (UNAUDITED)

  REVENUES:
     Service revenue........................      $    10,233,823      $     5,998,892     $     19,948,904     $      11,417,532
     Other revenues.........................              819,914              768,627            1,481,505             1,807,528
                                                  ------------------   ------------------  -------------------  -------------------
         Total revenue......................           11,053,737            6,767,519           21,430,409            13,225,060

  COSTS AND EXPENSES:
     Cost of service and operations
        (exclusive of depreciation as
        shown separately below).............            1,757,366            3,477,225            3,882,030             5,153,286
     Cost of products sold..................            2,592,429            1,254,340            4,596,053             3,197,882
     Selling and marketing..................            3,349,965            2,609,516            5,994,119             5,715,039
     General and administrative expenses ...            3,044,450            2,683,088            6,167,269             4,997,155
     Depreciation and amortization..........            3,237,284            2,653,373            6,381,208             5,185,031
                                                  ------------------   ------------------  -------------------  -------------------
         Total costs and expenses...........           13,981,494           12,677,542           27,020,679            24,248,393
  OPERATING LOSS............................           (2,927,757)          (5,910,023)          (5,590,270)          (11,023,333)


  INTEREST INCOME...........................               57,954                    -               90,775                 7,860
  INTEREST EXPENSE..........................           (3,184,248)          (1,875,325)          (6,322,963)           (3,157,367)
  OTHER INCOME..............................               69,247               55,536              189,771               112,371
                                                  ------------------   ------------------  -------------------  -------------------
  NET LOSS..................................      $    (5,984,804)     $    (7,729,812)    $    (11,632,687)    $     (14,060,469)
                                                  ==================   ==================  ===================  ===================



                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED
                                                    FINANCIAL STATEMENTS.




                                                   Page 6 of 16

                                                       VIA WIRELESS, LLC

                                             CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                       SIX MONTHS             SIX MONTHS
                                                                                          ENDED                 ENDED
                                                                                      JUNE 30, 2001         JUNE 30, 2000
                                                                                    ------------------   ---------------------
                                                                                       (UNAUDITED)           (UNAUDITED)
     CASH FLOWS FROM OPERATING ACTIVITIES:
     Net Loss  ....................................................................    $  (11,632,687)      $  (14,060,469)
     Adjustments to reconcile net loss to net cash used in operating activities:
     Amortization of debt issue costs..............................................         1,637,585                    -
     Amortization of deferred financing costs......................................            36,618                    -
     Amortization of FCC licenses..................................................           580,941              581,792
     Depreciation..................................................................         5,763,649            4,603,239
     RTFC patronage dividend.......................................................          (128,524)            (390,643)
     Changes in operating assets and liabilities exclusive of acquisition and capital expenditures:
     Accounts receivable...........................................................           701,767             (614,916)
     Inventory.....................................................................           477,173              827,170
     Prepaid expenses..............................................................          (126,818)             (13,588)
     Accounts payable and accrued expenses.........................................        (3,907,035)             (36,601)
     Accrued interest..............................................................         1,399,314            1,892,986
                                                                                    ------------------   ---------------------
           Net cash used in operating activities...................................        (5,198,017)          (7,211,030)
                                                                                    ------------------   ---------------------
     CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital expenditures..........................................................       (10,974,071)          (8,160,163)
     Purchase of RTFC subordinated capital certificates............................                 -              (25,229)
                                                                                    ------------------   ---------------------
           Net cash used in investing activities...................................       (10,974,071)          (8,185,392)
                                                                                    ------------------   ---------------------
     CASH FLOWS FROM FINANCING ACTIVITIES:
       Proceeds from issuance of notes payable to members..........................         3,000,000           16,000,000
       Proceeds from issuance of long-term debt....................................        13,000,000              575,745
       Proceeds from member contributions..........................................                 -            2,142,305
       Principal payments on long-term debt........................................          (614,980)            (450,114)
       Payments and deposits for debt issue costs..................................                 -              (59,090)
       Excess of outstanding checks over bank balance..............................                 -              (74,936)
                                                                                    ------------------   ---------------------
           Net cash provided by financing activities...............................        15,385,020           18,133,910
                                                                                    ------------------   ---------------------
     NET CHANGE IN CASH ...........................................................          (787,068)           2,737,488
     CASH, beginning of period.....................................................         1,831,095                    -
                                                                                    ------------------   ---------------------
     CASH, end of period...........................................................    $    1,044,027       $    2,737,488
                                                                                    ==================   =====================
     SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
       Cash paid for interest......................................................    $    3,014,336       $    1,655,024


                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED
                                                    FINANCIAL STATEMENTS.




                                                   Page 7 of 16

                                VIA WIRELESS, LLC

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION OF UNAUDITED INTERIM FINANCIAL INFORMATION

         The unaudited consolidated financial statements as of June 30, 2001 and for the three and six months ended June 30, 2001 and 2000 have been prepared in accordance with United States generally accepted accounting principles for interim financial information and Article 10 of Regulation S-X. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles. In the opinion of management, the unaudited interim financial statements include all adjustments, consisting of normal recurring adjustments, that are considered necessary for fair presentation of the Company's financial position at June 30, 2001, and the Company's operations for the three and six months ended June 30, 2001 and 2000 and the Company's cash flows for the six month periods ended June 30, 2001 and 2000. Operating results for the three and six months ended June 30, 2001 are not necessarily indicative of results that may be expected for the entire year. These unaudited financial statements should be read in conjunction with the consolidated financial statements and notes thereto of VIA Wireless, LLC for the year ended December 31, 2000.

USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RISKS AND UNCERTAINTIES

         The Company's profitability is dependent upon successful implementation of the Company's business strategy and development of a sufficient subscriber base. The Company will continue to incur significant expenditures in connection with expanding and improving its operations. If the risks related to these issues are not properly managed and resolved, the results could have a material adverse impact on the Company's financial statements.

NEW ACCOUNTING PRONOUNCEMENTS

         In June 1998 and June 1999, the Financial Accounting Standards Board ("FASB"), issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of the Effective Date of FASB Statement No. 133." These statements require companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedging accounting. SFAS No. 133 became effective for the Company on January 1, 2001. Management believes that the adoption of these statements did not have a significant impact on the Company's financial results.

         Also, on June 30, 2001, the FASB finalized SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires all business combinations initiated after June 30, 2001 to be accounted for using the purchase method of accounting. SFAS No. 142 eliminates amortization of goodwill; rather goodwill will be subject to, at least annually, an assessment for impairment by applying a fair-value-based test. In addition, intangible assets obtained through contractual or other legal rights, or if the intangible assets can be sold, transferred, licensed, rented or exchanged, are to be separately recognized and amortized over their useful life, rather than a maximum of 40 years. Management believes that the adoption of these statements will not have a significant impact on the Company's financial condition or future results of operations.

2.  ORGANIZATION AND NATURE OF BUSINESS

         On February 22, 2001, VIA Wireless, LLC, a California state Limited Liability Company, formerly known as Central Wireless Partnership (the "Company"), and its members and UbiquiTel Inc. and UbiquiTel Operating Company entered into a merger agreement, as amended and restated, whereby the Company will be acquired by UbiquiTel Inc. in exchange for 16.4 million shares of UbiquiTel Inc. On August 13, 2001, the mergers were closed and the Company became a wholly owned subsidiary of UbiquiTel Inc.

         The Company was organized on September 1, 1995. Only one class of members existed. The Company was formed to expand the telecommunications business of the partners by filing applications with the Federal Communications Commission ("FCC") under Personal Communications Service ("PCS") frequency Block F to become a provider of broadband PCS, a new telecommunications technology. On April 28, 1997, the Company was granted the PCS Block F licenses for Ada, Oklahoma; Johnstown, Pennsylvania; Roswell, New Mexico; and the California cities of Fresno, Merced, Modesto, Stockton, and Visalia-Porterville-Hanford. On October 8, 1999, the Company purchased from Cox PCS License LLC, the Block A license for the Bakersfield, California BTA. The Company first began offering service in California in July 1998.

         The members and their ownership percentages are:

                                                                                 JUNE 30,            DECEMBER 31,
                                                                                   2001                  2000
                                                                            -------------------   -------------------

         Central Valley Cellular, Inc...................................                35.73%                35.18%
         Ponderosa Cellular 4, Inc. ....................................                36.83%                36.27%
         Personal Communications Service, Inc. .........................                10.04%                10.40%
         Kerman Communications Technologies, Inc. ......................                 8.46%                 8.92%
         Pinnacles PCS, Inc. ...........................................                 7.84%                 8.14%
         Delmar Williams & Associates L.P...............................                 1.10%                 1.09%


3.  UBIQUITEL AGREEMENTS

         On March 13, 2001, the Company and UbiquiTel Operating Company entered into a management agreement under which they have agreed to cooperate in managing the Company's business until the completion of the mergers. Pursuant to the agreement, UbiquiTel Operating Company has been designated to be the operating manager of the Company's network during the term of the management agreement.

         On March 13, 2001, the Company and UbiquiTel Operating Company entered into a revolving credit and term loan agreement, whereby UbiquiTel Operating Company has agreed to make available to the Company, as bridge financing pending the closing of the mergers, a revolving credit facility in the amount of $25.0 million. Under the agreement, revolving credit loans are available to the Company in multiples of $1.0 million and bear interest at an annual rate of 14%. The Company is required to use all loan proceeds for working capital and capital expenditures relating to its network build-out and/or making payments in respect of certain indebtedness owed by it to the FCC and the Rural Telephone Finance Cooperative. Management believes this credit facility will meet their short-term operating needs. As of June 30, 2001, UbiquiTel has advanced a total of $13.0 million under the revolving credit and term loan agreement. These advances have been included in long-term debt as repayment is not expected to be required within the next year.

         The revolving credit and term loan agreement contained certain contingencies relating to accelerating the due dates of the loans and the vesting of an outstanding warrant if the mergers described above did not close by a certain time. As disclosed in Note 2, the mergers closed consistent with the terms of the loan agreement so that those contingencies were removed and the outstanding advances under the loan agreement were deemed to be repaid in full.

4.  CHANGES IN SPRINT PCS RATES

         On April 27, 2001, Sprint PCS announced it had reached an agreement in principle with the Sprint PCS affiliates, including the Company, to reduce the reciprocal travel rate exchanged between Sprint PCS and the affiliates. The rate was reduced from $0.20 per minute of use to $0.15 beginning June 1, 2001, and will be reduced to $0.12 beginning October 1, 2001. Beginning January 1, 2002, and for the remainder of the term of UbiquiTel's management agreement with Sprint PCS, the rate will be adjusted to provide a fair and reasonable return on the cost of the underlying network. The Company expects that the new travel rate plan could have a material effect on its results of operations.

5.  DUE TO MEMBERS

         The members of the Company advanced funds under notes payable for the construction of assets and for current operating expenses. The notes accrued interest at 10% and 11% and were due and payable on demand. Upon completion of the mergers, these notes were converted into common stock of UbiquiTel Inc. Notes payable to members were comprised of the following:

                                                                            JUNE 30,              DECEMBER 31,
                                                                              2001                    2000
                                                                       -------------------     -------------------

         Central Valley Cellular, Inc.............................           $ 13,971,271            $ 12,764,500
         Ponderosa Cellular 4, Inc................................             14,094,094              12,850,000
         Personal Communications Service, Inc.....................                700,000                 400,000
         Kerman Communications Technologies, Inc..................                360,000                 360,000
         Pinnacles PCS, Inc.......................................                511,812                 300,000
         Delmar Williams & Associates, L.P........................                122,823                  85,500
                                                                       -------------------     -------------------
                                                                             $ 29,760,000            $ 26,760,000
                                                                       -------------------     -------------------
         Debt issue costs.........................................             (1,013,129)             (1,380,000)
                                                                       -------------------     -------------------
                                                                             $ 28,746,871            $ 25,380,000
                                                                       ===================     ===================


         On December 22, 2000, certain members advanced the Company $5.7 million. In the six months ended June 30, 2001, the members advanced an additional $3.0 million. As consideration for making the advances, the Company issued additional membership interests at the rate of 0.6% of the outstanding units for every $1.0 million advanced. The Company issued 72,232 membership units in exchange for the $8.7 million. The Company recorded debt issue costs based upon the fair value of the membership units at the date of issuance. These debt issue costs will be amortized over the term of the notes payable. Amortization of the debt issue costs amounted to $1,637,585 for the six months ended June 30, 2001.